UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

January 14, 2004

TANKLESS SYSTEMS WORLDWIDE, INC.

 (fka) ELUTION TECHNOLOGIES, INC.

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

NEVADA	000-27549	88-0362112
(STATE OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

7650 East Evans Road, Suite C

Scottsdale, Arizona 85260

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(480) 609-7575

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

The Registrant has sent to the Securities and Exchange Commission its Form D, Rule 506 Notice regarding its One Hundred Fifty Thousand Dollar ($150,000.00) private placement financing to accredited investors.  The investor receives a one year debenture with an interest rate of Ten percent (10%) per year, payable quarterly.  Further, the Investor receives One (1) share of the restricted stock of the Registrant for each Two Dollars ($2.00) of debentures purchased.  As of January 14, 2004, the amount of debentures sold and paid for was the sum of One Hundred Fifty Thousand Dollars ($150,000.00).  The Registrant has now completed the financing.

This One Hundred Fifty Thousand Dollar ($150,000.00) financing, after expenses and commissions, will be used for working capital and product development by the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANKLESS SYSTEMS WORLDWIDE, INC.

By:  /s/ Thomas Kreitzer

Thomas Kreitzer, Chief Executive Officer

Dated:  January 17, 2005